Zurich American Life Insurance Company

Statutory Financial Statements

December 31, 2023, 2022 and 2021

Zurich American Life Insurance Company

Index

December 31, 2023, 2022 and 2021

Report of Independent Auditors

Board of Directors

Zurich American Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Zurich American Life Insurance Company (the Company), which comprise the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

April 25, 2024

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2023 and 2022

(in thousands of dollars)	2023	2022
Admitted assets
Cash and invested assets:
Fixed maturities, at amortized cost (fair value of $799,239 and $857,315, respectively)	$826,205	$912,911
Investment in subsidiary	23,686	22,145
Contract loans	216,144	176,496
Cash, cash equivalents and short-term investments	64,042	83,377
Receivables for securities	301	1,394

Total cash and invested assets	1,130,378	1,196,323
Federal income tax receivable	18,666	15,922
Other amounts receivable under reinsurance contracts	46,909	29,836
Deferred and uncollected premiums	10,193	20,526
Investment income due and accrued	28,466	20,212
Receivable from separate accounts	19,148	49,068
Receivables from parent, subsidiaries and affiliates	626	483
Net deferred income tax asset	—	1,535
Admitted disallowed interest maintenance reserve	10,439	—
Other assets	10,440	(349)
Separate account assets	15,136,651	15,695,452

Total admitted assets	$16,411,916	$17,029,008

Liabilities and capital and surplus
Liabilities:
Life and annuity reserves	$580,911	$606,107
Supplemental contracts without life contingencies	4,332	4,230
Claims and benefits payable to policyholders	64,681	82,316

Total policy liabilities	649,924	692,653
Provision for experience rating refunds	413,494	390,075
Other amounts payable on reinsurance	37,821	63,265
General expenses due or accrued	2,409	3,497
Taxes, licenses and fees due or accrued	(6,456)	9,584
Asset valuation reserve	3,444	3,324
Payable to affiliates	3,888	6,572
Funds held under coinsurance	2,006	2,088
Commission to agents due or accrued	1,194	1,152
Other liabilities	4,423	12,887
Separate account liabilities	15,136,651	15,695,452

Total liabilities	16,248,798	16,880,549

Capital and surplus:
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding)	2,500	2,500
Paid-in and contributed surplus	980,970	956,970
Admitted disallowed IMR	10,439	—
Unassigned deficit	(830,791)	(811,011)

Total capital and surplus	163,118	148,459

Total liabilities and capital and surplus	$16,411,916	$17,029,008

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2023	2022	2021
Income:
Premium and annuity considerations	$606,961	$929,619	$862,797
Considerations for supplemental contracts with life contingencies	9,345	11,177	13,220
Net investment income	44,507	29,710	25,190
Amortization of interest maintenance reserve	(4,104)	188	3,247
Separate account fees	416,601	447,246	405,915
Commissions and expense allowances on reinsurance ceded	18,391	31,115	47,564
Fee income from non-variable separate account funds	4,461	3,781	3,330
Other income (loss)	615	(1,166)	739

Total income	1,096,777	1,451,670	1,362,002

Benefits and expenses:
Death benefits	369,726	394,903	401,310
Annuity and disability benefits	40,542	35,739	33,660
Surrender benefits	1,438,087	41,324	31,985
Interest and adjustments on policy or deposit-type contracts	3,799	3,298	3,265
Payments on supplementary contracts with life contingencies	17,648	18,569	19,570
(Decrease) increase in aggregate reserves for life policies and contracts	(25,196)	(10,146)	10,400
Commissions	23,028	32,535	47,948
General expenses	32,380	34,701	35,485
Insurance taxes, licenses and fees	12,415	15,643	14,638
Change in loading on deferred and uncollected premiums	25	65	(91)
Net transfers (from) to separate accounts	(1,014,388)	702,331	612,898
Experience rating refunds	115,658	88,809	43,477
Reinsured fees associated with separate accounts	30,693	31,967	33,552
Variable separate account fees ceded and other	61,055	69,471	92,223

Total benefits and expenses	1,105,472	1,459,209	1,380,320

Net loss from operations before federal income taxes and total realized capital losses after taxes	(8,695)	(7,539)	(18,318)
Federal income tax expense (benefit)	5,503	3,418	(17,754)

Net loss from operations before total realized capital losses after taxes	(14,198)	(10,957)	(564)

Net realized capital (losses) gains before taxes	(11,628)	(23,062)	2,259
Less: related federal income tax (benefit) expense	(1,906)	(4,306)	800
Less: realized (losses) gains transferred to the interest maintenance reserve	(8,849)	(18,224)	1,788

Total realized capital losses after taxes	(873)	(532)	(329)

Net loss	$(15,071)	$(11,489)	$(893)

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	Capital Stock	Paid-in and Contributed Surplus	Admitted Disallowed IMR	Unassigned Deficit	Total Capital and Surplus
Balances at December 31, 2020	$2,500	$956,970	$—	$(795,165)	$164,305
Net loss	—	—	—	(893)	(893)
Change in:
Net unrealized capital gains, net of tax	—	—	—	65	65
Nonadmitted assets	—	—	—	12,382	12,382
Net deferred income tax	—	—	—	(11,921)	(11,921)
Liability for unauthorized reinsurance	—	—	—	317	317
Asset valuation reserve	—	—	—	(295)	(295)
Surplus as a result of reinsurance	—	—	—	(177)	(177)
Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(229)	(229)

Balances at December 31, 2021	$2,500	$956,970	$—	$(795,916)	$163,554
Net loss	—	—	—	(11,489)	(11,489)
Change in:
Net unrealized capital gains, net of tax	—	—	—	1,878	1,878
Nonadmitted assets	—	—	—	(12,561)	(12,561)
Net deferred income tax	—	—	—	7,480	7,480
Asset valuation reserve	—	—	—	30	30
Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(433)	(433)

Balances at December 31, 2022	$2,500	$956,970	$—	$(811,011)	$148,459
Net loss	—	—	—	(15,071)	(15,071)
Change in:
Net unrealized capital gains, net of tax	—	—	—	1,543	1,543
Nonadmitted assets	—	—	10,439	(13,207)	(2,768)
Net deferred income tax	—	—	—	7,552	7,552
Asset valuation reserve	—	—	—	(120)	(120)
Paid-in capital	—	24,000	—	—	24,000
Interest maintenance reserve generated by transferred coinsurance assets	—	—	—	(477)	(477)

Balances at December 31, 2023	$2,500	$980,970	$10,439	$(830,791)	$163,118

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2023	2022	2021
Cash flow from operating activities:
Premiums collected, net of reinsurance	$650,325	$943,730	$802,275
Net investment income	30,398	25,348	25,534
Miscellaneous income	440,068	480,976	457,548
Benefits and loss related payments	(1,926,936)	(488,833)	(474,105)
Net transfers from (to) separate accounts	1,014,391	(702,325)	(612,726)
Commissions, expenses paid and other deductions	(299,160)	(269,018)	(275,158)
Federal and foreign income taxes (paid) recovered	(6,341)	12,415	(1,574)

Net cash (used in) provided by operations	(97,255)	2,293	(78,206)

Cash flow from investing activities:
Proceeds from fixed maturities sold, matured or repaid	923,051	825,829	377,319
Net gains on cash, cash equivalents and short-term investments	119	4	1
Miscellaneous proceeds	1,094	—	677

Total investment proceeds	924,264	825,833	377,997
Cost of fixed maturities acquired	843,901	784,132	346,645
Miscellaneous applications	—	1,392	10,504

Total investments acquired	843,901	785,524	357,149

Net increase (decrease) in contract loans	39,648	(146)	(6,451)

Net cash provided by investments	40,715	40,455	27,299

Cash flow from financing activities:
Capital contributions	24,000	—	—
Net deposits on deposit-type funds and other liabilities	103	(309)	(114)
Other cash provided (applied)	13,102	(24,700)	10,520

Net cash provided by (used in) financing and miscellaneous sources	37,205	(25,009)	10,406

Net change in cash, cash equivalents and short-term investments	(19,335)	17,739	(40,501)
Cash, cash equivalents and short-term investments:
Beginning of year	83,377	65,638	106,139

End of year	$64,042	$83,377	$65,638

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

1.	The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the state of Illinois and is licensed in the District of Columbia and all states, except New York.

The Company is a wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”), a Delaware Corporation, which in turn is a wholly owned indirect subsidiary of its ultimate parent company Zurich Insurance Group Ltd. (“ZIG”), of Zurich, Switzerland.

Prior to June 20, 2022, ZALICO was a wholly owned subsidiary of Zurich American Company, LLC (“ZAC”). On June 20, 2022, ZAC merged into ZHCA, with ZHCA as the surviving entity. This merger had no impact on ZALICO or its operations.

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly owned subsidiaries, to a former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

In addition to the above transactions, the Company has entered into various affiliated and unaffiliated reinsurance agreements in order to execute strategic transactions and manage various risks to control its net exposures, and limit the volatility of losses, in an effort to protect capital and surplus. These reinsurance transactions have been disclosed in various sections of the following notes to the statutory financial statements.

The Company markets a variety of life insurance products primarily through independent insurance agents and brokers. The Company’s products include fixed universal life, indexed universal life (“IUL”) and level term. The Company also offers a series of private placement products including variable annuity, individual variable universal life and variable life. The Company discontinued new sales of IUL and term life products effective February 1, 2023. See ‘Discontinued Operations’ below for additional information.

The Company had also previously marketed registered individual and group variable, fixed and market value adjusted deferred annuity products (“DESTINATIONS Products”), as well as non-registered group variable universal life (“PPVUL”) and business owned life insurance (“BOLI”).

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Non-Registered Group Life Insurance

The Company marketed PPVUL and BOLI from 1997 to 2003. PPVUL and BOLI are a form of group life insurance, which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or, in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

The Company records as fees cost of insurance charges taken from the separate accounts, which is recorded as separate account fees. Cost of insurance charges ceded to reinsurers are recorded as a reduction of premiums. The BOLI policies are experience rated contracts with profitability based in part on the policyholder’s mortality experience. Separate account fees collected which are expected to be returned to policyholders due to favorable mortality experience are recorded as a liability in the provision for experience rating refunds.Cost of insurance charges collected in excess of amounts needed to pay death benefits, and to establish mortality reserves, are returned to the policyholder as an experience rating refund expense.

Zurich Insurance Company Ltd. (“ZIC”), a wholly owned subsidiary of ZIG, offers a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make investments into SVP divisions of the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time. ZIC provides net amount at risk protection to the Company.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate Accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments. Investment income and gains and losses are credited to or charged against the non-guaranteed accounts without regard to other income, gains or losses of the Company. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the life and annuity reserves line item in the financial statements.

BFP Securities LLC

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), affiliates of Protective Life, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C. (“Bancorp”), an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC (“ZBF”), an affiliate of ZALICO.

Discontinued Operations

The Company discontinued new sales of IUL and term life products effective February 1, 2023. The Company is currently anticipating it will run-off the existing book of business over time and does not anticipate any significant impact related to this decision on its future financial results. The Company did incur severance expense of $1.3 million, which was recorded as a component of general expenses in the accompanying statements of operations, as of December 31, 2022.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

On March 19, 2020, an agreement was executed between ZALICO and the Company’s wholly owned subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”), (ZALICO and ZALICONY, collectively the “Companies”), ZHCA, ZIC, American Family Life Insurance Company of Columbus (“Aflac”) and American Family Life Assurance of New York (“Aflac NY”) to sell the Companies’ Corporate Life and Pension (“CLP”) business. The transaction closed on November 2, 2020. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of November 2, 2020.

In addition, the Companies and Aflac entered into an agreement with Benefit Harbor LP to transfer the assets and employees of Benefit Harbor Insurance Services, LLC, the third-party administrator for the Companies’ CLP business. The Companies, Aflac and Aflac NY, also entered into Administrative Services Agreements where the Companies fronted CLP business directly written by the Companies to Aflac and Aflac NY in exchange for a fronting fee based on a percentage of premiums written and fees collected until Aflac and Aflac NY obtained the proper licensing to write the business directly. Effective January 1, 2023, the Company is no longer fronting for Aflac and Aflac NY.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation (“Illinois Department of Insurance”).

The Illinois Department of Insurance recognizes only Statements of Statutory Accounting Principles (“SSAP” or “statutory basis of accounting”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“the Manual”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

The statutory basis of accounting differs from accounting principles generally accepted in the United States of America (“US GAAP”) in certain respects, which in some cases may be material. The most significant of these differences are as follows:

•

Cash and cash equivalents consist of cash on hand, deposits in banks and other investments, with an original maturity of 90 days or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Investments in money market mutual funds are carried at fair value or net asset value (“NAV”). Under US GAAP, cash and cash equivalents are carried at fair value and have a maturity of 12 months or less;

•

Fixed maturities are carried at cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. All other fixed maturities are reflected at amortized cost. Discount or premium on fixed maturities is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity. Differences between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income;

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

•

Included within the fixed maturities, loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective asset managers and the prepayment windows and/or cash flows were obtained from Bloomberg. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity;

•

Upon default or indication of potential default by an issuer of fixed maturity securities (other than mortgage-backed securities), fixed maturity securities are analyzed for a possible write-down to its net realizable value (or “fair value”) during the year in which the impairment was determined to have become other than temporary. Write-downs are included as part of net realized capital gains and losses. All loan-backed and structured securities are reviewed to determine if there were any indications of potential other than temporary impairment classification (“OTTI”). If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Loan-Backed and Structured Securities.” US GAAP requires an allowance for the expected credit losses over the entire lifetime for every financial instrument at the time of origination or purchase, using a principles-based approach for all financial assets that are not accounted for at fair value through net income. The allowance is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected on the financial assets, adjusting net income to reflect the allowance for credit losses based on the current expected estimate. Available for Sale securities are excluded from the expected credit loss methodology but are instead required to utilize a modified other-than-temporary impairment (OTTI) model.

•

Investments in United States (“US”) insurance company common stocks are not consolidated as required by US GAAP, and are carried at the underlying audited statutory equity of the insurance company, with equity in earnings being recorded directly to unassigned surplus as net unrealized gains or losses rather than recorded through the statements of operations;

•

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established;

•

An interest maintenance reserve (“IMR”) is required under SSAP in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses as of December 31, 2022 and 2021 are nonadmitted and charged directly to unassigned surplus. The Company adopted NAIC Statutory Accounting Principles Working Group Interpretation 23-03, Net Negative (Disallowed) Interest Maintenance Reserve, issued and effective August 13, 2023. As of December 31, 2023, any net unamortized deferred losses are admitted and reported as admitted disallowed IMR up to 10% of the company’s reported total capital and surplus if the company’s risk-based capital (“RBC”) exceeds certain limits. Amounts which do not meet these requirements are nonadmitted. No such reserve or treatment is required by US GAAP.

•	Life and annuity reserves under statutory accounting practices are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and Company experience.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Under the statutory basis of accounting, the NAIC Reserve Valuation Method is used for the majority of individual insurance reserves; under US GAAP, individual insurance policyholder liabilities for traditional forms for insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SSAP; under US GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation;

•

Certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” under SSAP and, accordingly, premiums associated with these contracts are reported as revenues. Under US GAAP, the Company’s deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, for those annuities, premiums are not reported as revenues. Amounts received for investment contracts are also not reported as policy liabilities and insurance reserves under US GAAP;

•

Under SSAP, the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves. Under US GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts;

•

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, acquisition costs that are related directly to the successful acquisition of new or renewal insurance contracts are capitalized and amortized (with interest) in relation to the revenue generated (premiums or estimated gross profit, as appropriate) if recoverable from such revenue;

•

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under the statutory basis of accounting, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve. Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under US GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

•

Assets and liabilities are reported gross of reinsurance under US GAAP and net of reinsurance under the statutory basis of accounting. Certain reinsurance transactions are accounted for as financing transactions under US GAAP and as reinsurance for SSAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under the statutory basis of accounting, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses. Reserves and reinsurance recoverables on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset;

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

•

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Comprehensive income is not determined for statutory reporting purposes. Under US GAAP, most changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity. There are no admissibility considerations under US GAAP;

•

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes; and

•

The statutory statement of cash flows is presented as required and differs from US GAAP presentation. The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

Investments

Investments are valued as prescribed by the NAIC and as required by the Illinois Department of Insurance. All security transactions are recorded on a trade date basis.

The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities,” and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual and reported based on the audited statutory capital and surplus of the subsidiary. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

The Company records short-term investments at cost or amortized cost.

Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value (or “fair value”) during the year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed, and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains and losses. All loan-backed and structured securities were reviewed to determine if there were any indications of potential other than temporary impairment classification (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R, “Loan-Backed and Structured Securities.”

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2023 or December 31, 2022.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR and write-downs are credited or charged to income or loss, net of applicable federal income tax. Unrealized gains and losses are credited or charged to surplus, net of deferred tax.

New Accounting Pronouncements

The Company adopted NAIC Statutory Accounting Principles Working Group Interpretation 23-03, Net Negative (Disallowed) Interest Maintenance Reserve, issued and effective August 13, 2023. Any net unamortized deferred losses are admitted up to 10% of the company’s reported total capital and surplus if the company’s RBC exceeds new certain limits. Amounts which do not meet these requirements are nonadmitted. As of December 31, 2023, the Company fully admitted its net negative (disallowed) IMR balance of $10,438,552 in the statement of admitted assets, liabilities and capital and surplus, as well as reflecting the corresponding change in nonadmitted assets to capital and surplus as a component of special surplus funds. All of the net negative (disallowed) IMR balance was related to the general account. Fixed income investments generating IMR losses comply with the Company’s documented investment policies and such asset sales were not compelled by liquidity pressures.

Life and Annuity Reserves

Liabilities for policy reserves on annuity contracts are calculated based on CARVM. Interest crediting rates under the contracts’ accumulation periods range from 0% to 7%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 0% to 5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 0% to 6%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Guaranty Fund Assessments

The Company is liable for guaranty fund assessments (“GFA”) related to certain unaffiliated life insurance companies that have become insolvent during the years 2023 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35R, “Guaranty Fund and Other Assessments,” such liabilities and estimated premium tax credits, as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are presented separately in the balance sheet.

The Company’s guaranty fund liability is $2,066,000 and $10,263,000 at December 31, 2023 and 2022, respectively. Amounts recoverable from reinsurers related to GFA liabilities are $0 and $9,511,000 at December 31, 2023 and 2022, respectively. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Future premium tax recoveries total $25,000 and $36,000 at both December 31, 2023 and 2022, respectively. Premium tax recoveries vary by state and generally range between five to twenty years.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts rather than directly to surplus. The assets are invested in unaffiliated private placement and mutual funds.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims and other claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. An additional protection is the existence of a security trust. The Company’s reinsurance contracts require that the reinsurer fund a trust and/or letters of credit, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

Federal Income Taxes

The Company has applied SSAP No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets (“DTA”) and liabilities (“DTL”) are recognized as adjustments to surplus. DTAs are first subjected to a valuation allowance assessment. Net DTAs remaining after the valuation allowance assessment are considered admitted assets based upon specific criteria, which consider the reversal pattern of DTAs and surplus. The reversal pattern and surplus limitation parameters in the admission tests are determined based on the RBC levels. The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets,” such as investment income due and accrued exceeding 90 days, deferred income tax in excess of permitted amounts, a negative IMR (for just the year ended December 31, 2023), electronic data processing equipment and software, etc., have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Fixed maturities	$32,742	$25,385	$22,836
Contract loans	8,903	6,022	4,754
Cash, cash equivalents and short-term investments	5,533	1,169	39
Other	—	—	102

Gross investment income	47,178	32,576	27,731
Less: Investment expenses	(2,671)	(2,866)	(2,541)

Net investment income	$44,507	$29,710	$25,190

Investment expenses included the following fees paid to the Company’s various affiliated and non-affiliated investment managers:

(in thousands of dollars)	2023	2022	2021
Fees paid to investment managers:
Affiliated investment managers:
Zurich Investment Services Limited	$201	$217	$228
Zurich Global Investment Management	1,114	1,080	886
Farmers Group Inc.	128	125	115

Non-affiliated investment managers:
Prudential Private Placement Investors L.P.	205	209	200
DWS Investment Management Americas, Inc.	185	217	236
Pinebridge Investments LLC	174	162	199
Goldman Sachs Asset Management, L.P.	394	418	382

Custody fees	262	431	288
Other investment expenses	8	7	7

Total investment expenses	$2,671	$2,866	$2,541

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities based on specific identification.

Realized investment gains (losses) for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	2023	2022	2021
Fixed maturities	$(11,746)	$(23,064)	$2,263
Cash, cash equivalents, and short term	118	2	(4)

	(11,628)	(23,062)	2,259
Less: Federal Income tax (expense) benefit	1,906	4,306	(800)

	(9,722)	(18,756)	1,459
Less: IMR transfers, net of tax	8,849	18,224	(1,788)

Total realized capital losses after taxes	$(873)	$(532)	$(329)

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$290,287	$2,071	$(7,060)	$285,298
Other governments	6,663	—	(450)	6,213
Political subdivisions	1,675	68	(43)	1,700
Special revenues	56,226	444	(4,632)	52,038
Industrial and miscellaneous (unaffiliated)	471,354	4,969	(22,333)	453,990

Total fixed maturities	$826,205	$7,552	$(34,518)	$799,239

(in thousands of dollars)	2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Fixed maturities
U.S. government	$298,843	$135	$(12,537)	$286,441
Other governments	9,854	—	(717)	9,137
Political subdivisions	4,255	239	(104)	4,390
Special revenues	73,601	581	(6,101)	68,081
Industrial and miscellaneous (unaffiliated)	526,358	2,871	(39,963)	489,266

Total fixed maturities	$912,911	$3,826	$(59,422)	$857,315

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2023 and 2022 for securities that were in an unrealized loss position were as follows:

(in thousands of dollars)	2023
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Gross Unrealized Losses
Fixed maturities
U.S. government	$26,894	$(249)	$80,701	$(6,775)
Other governments	320	(3)	5,893	(447)
U.S. political subdivisions bonds	—	—	331	(43)
U.S. special revenues bonds	3,179	(13)	14,854	(1,103)
Industrial and miscellaneous	15,629	(254)	240,267	(18,168)
Loan-backed securities	10,738	(316)	76,631	(7,147)

Total fixed maturities	$56,760	$(835)	$418,677	$(33,683)

(in thousands of dollars)	2022
	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than 12 Months
	Gross Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Gross Unrealized Losses
Fixed maturities
U.S. government	$191,430	$(4,756)	$66,885	$(7,693)
Other governments	2,717	(33)	6,420	(684)
U.S. political subdivisions bonds	379	(60)	197	(44)
U.S. special revenues bonds	17,336	(1,462)	1,678	(125)
Industrial and miscellaneous	232,463	(17,415)	88,264	(14,949)
Loan-backed securities	97,717	(5,894)	45,702	(6,307)

Total fixed maturities	$542,042	$(29,620)	$209,146	$(29,802)

As of December 31, 2023 and 2022, fixed maturities represented 100% of the Company’s total unrealized loss amount for both years and totaled 863 and 1,080 securities, respectively.

As of December 31, 2023 and 2022, fixed maturities in an unrealized loss position for less than 12 months were comprised of 82 and 714 securities, respectively.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2023 and 2022 were comprised of 781 and 366 securities, respectively. The Company recognized OTTI on fixed maturities of $1,249 and $1,048 in 2023 and 2022, respectively.

The majority of these securities are investment grade fixed maturities and the decline in fair value is attributed to changes in interest rates and not credit quality. As the Company has the ability and intent to hold these investments until a recovery of fair value which may be at maturity, the Company does not consider these investments to be other-than temporarily-impaired at December 31, 2023 or 2022.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Loan-Backed Securities

Loan-backed securities with evidence of deterioration of credit quality, for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Loan-backed securities impaired, as their carrying value was less than the present value of their projected cash flows that were held as of December 31, 2023, were as follows:

2023
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22540VG713	$29,616	$28,367	$1,249	$28,367	$29,668	12/31/23

Total	$29,616	$28,367	$1,249	$28,367	$29,668

2022
CUSIP Identification	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22540VG713	$36,525	$35,477	$1,048	$35,477	$37,782	6/30/22

Total	$36,525	$35,477	$1,048	$35,477	$37,782

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non-governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2023 and 2022 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed securities provide for periodic payments throughout their life. As the stated maturities of such securities may not be indicative of actual maturities, the totals for mortgage-backed securities are shown separately.

(in thousands of dollars)	2023		2022
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Due in 1 year or less	$30,058	$29,650	$27,616	$27,188
Due after 1 year through 5 years	390,708	384,427	421,559	404,598
Due after 5 years through 10 years	194,454	187,634	181,390	163,561
Due after 10 years	92,745	86,189	120,620	112,211

	707,965	687,900	751,185	707,558
Mortgage-backed securities	118,240	111,339	161,726	149,757

	$826,205	$799,239	$912,911	$857,315

Proceeds from sold, matured or repaid fixed maturities and gross realized gains and losses for the years ended December 31, 2023, 2022 and 2021 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds
2023
Long term fixed maturities	$4,716	$(16,462)	$923,051
Short term fixed maturities	5	(34)	54,122
2022
Long term fixed maturities	$858	$(23,922)	$825,829
Short term fixed maturities	2	(6)	2,554
2021
Long term fixed maturities	$4,371	$(2,142)	$377,319
Short term fixed maturities	1	—	9,292

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Restricted Assets

As of December 31, 2023 and 2022, the Company has the following restricted assets held at amortized cost, which were on deposit with various states to satisfy regulatory requirements:

Gross Restricted										Percentage
(in thousands of dollars)
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Non- Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
2023
On deposit with states regulatory bodies	$4,371	$—	$—	$—	$4,371	$4,365	$6	$—	$4,371	0.03%	0.03%

Total restricted assets	$4,371	$—	$—	$—	$4,371	$4,365	$6	$—	$4,371	0.03%	0.03%

2022
On deposit with states regulatory bodies	$4,365	$—	$—	$—	$4,365	$3,959	$406	$—	$4,365	0.03%	0.03%

Total restricted assets	$4,365	$—	$—	$—	$4,365	$3,959	$406	$—	$4,365	0.03%	0.03%

The fair value of these securities was $4,236,575 and $4,098,257 as of December 31, 2023 and 2022, respectively.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

4.	Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, “Fair Value.” The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	Securities valued based on directly observable market prices and are traded in active markets; Level 1 securities include money market funds and exchange traded equity and derivative securities.

Level 2	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets;

b.	Quoted prices for identical or similar assets or liabilities in nonactive markets;

c.	Inputs other than quoted market prices that are observable; and

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between Level 1 and Level 2. This policy also applies to transfers in and out of Level 3.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

The following table provides information as of December 31, 2023 and 2022 about the fair values and certain admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

(in thousands of dollars)	2023
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$799,239	$826,205	$—	$796,834	$2,405	$—
Cash, cash equivalents and short-term investments	64,042	64,042	51,401	12,641	—	—
Receivable for securities	301	301	301	—	—	—
Contract loans	216,144	216,144	—	—	—	216,144
Investment income due and accrued	28,466	28,466	28,466	—	—	—
Separate account assets	15,136,651	15,136,651	2,365,332	10,761,392	2,009,927	—

Total assets	$16,244,843	$16,271,809	$2,445,500	$11,570,867	$2,012,332	$216,144

Liabilities
Deposit type contracts	$4,332	$4,332	$—	$4,332	$—	$—

Total liabilities	$4,332	$4,332	$—	$4,332	$—	$—

(in thousands of dollars)	2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed maturities	$857,315	$912,911	$—	$853,513	$3,802	$—
Cash, cash equivalents and short-term investments	83,377	83,377	64,866	18,511	—	—
Receivable for securities	1,394	1,394	1,394	—	—	—
Contract loans	176,496	176,496	—	—	—	176,496
Investment income due and accrued	20,212	20,212	20,212	—	—	—
Separate account assets	15,695,452	15,695,452	2,178,197	11,943,898	1,573,357	—

Total assets	$16,834,246	$16,889,842	$2,264,669	$12,815,922	$1,577,159	$176,496

Liabilities
Deposit type contracts	$4,230	$4,230	$—	$4,230	$—	$—
Separate account liabilities	15,695,452	15,695,452	—	15,695,452	—	—

Total liabilities	$15,699,682	$15,699,682	$—	$15,699,682	$—	$—

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in Separate Account assets classified as Level 3 for the years ended December 31, 2023 and 2022. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

(in thousands of dollars)	Separate Account Assets
	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Total Gains/ (Losses) Included in Surplus	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value
2023	$1,573,357	$136,236	$12,509	$352,713	$(64,888)	$—	$2,009,927
2022	$1,342,891	$(66,195)	$12,578	$340,132	$(56,049)	$—	$1,573,357

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2023 and 2022:

•

Fixed maturities - The estimated fair value of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). Fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

•	Cash, cash equivalents and short-term investments - The carrying amounts of these items approximate fair value.

•	Contract loans - The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

•	Deposit-type contracts - The estimated fair value is currently equal to book value and is based on the present value of the future payments.

•

The separate account assets are carried at fair value based on the reported NAV per share of the respective portfolios at December 31, 2023 and 2022. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate account liabilities are a reasonable estimate of their fair value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

5.	Income Taxes

Components of DTAs and DTLs at December 31, 2023 and 2022, as well as the related changes, comprise the following components:

(in thousands of dollars)	2023
	Ordinary	Capital	Total
Gross deferred tax assets	$173,935	$1,212	$175,147
Deferred tax assets nonadmitted	169,923	1,211	171,134

Subtotal net admitted deferred tax asset	4,012	1	4,013
Deferred tax liabilities	4,012	1	4,013

Net admitted deferred tax asset	$—	$—	$—

(in thousands of dollars)	2022
	Ordinary	Capital	Total
Gross deferred tax assets	$168,845	$1,677	$170,522
Deferred tax assets nonadmitted	161,907	141	162,048

Subtotal net admitted deferred tax asset	6,938	1,536	8,474
Deferred tax liabilities	6,938	1	6,939

Net admitted deferred tax asset	$—	$1,535	$1,535

(in thousands of dollars)	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$5,090	$(465)	$4,625
Deferred tax assets nonadmitted	8,016	1,070	9,086

Subtotal net admitted deferred tax asset	(2,926)	(1,535)	(4,461)
Deferred tax liabilities	(2,926)	—	(2,926)

Net admitted deferred tax asset	$—	$(1,535)	$(1,535)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The SSAP No. 101 admission calculation components at December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	24,984
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	4,012	1	4,013

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$4,012	$1	$4,013

Ratio percentage used to determine recovery period and threshold limitation amount			822%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$166,562

(in thousands of dollars)	2022
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,535	$1,535
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	22,537
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	6,938	1	6,939

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$6,938	$1,536	$8,474

Ratio percentage used to determine recovery period and threshold limitation amount			748%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$150,248

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	Change
	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(1,535)	$(1,535)
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	—	—	—
(b.i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—
(b.ii) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	2,447
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	(2,926)	—	(2,926)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101	$(2,926)	$(1,535)	$(4,461)

Ratio percentage used to determine recovery period and threshold limitation amount			74%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$16,314

The Company does not employ reinsurance related tax planning strategies.

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2023 and 2022:

(in thousands of dollars)	2023	2022	Change
Federal	$5,503	$3,418	$2,085
Foreign	—	—	—

Subtotal	5,503	3,418	2,085
Federal income tax on net capital gains (losses)	(1,906)	(4,306)	2,400

Federal and foreign income taxes incurred	$3,597	$(888)	$4,485

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

As of December 31, 2023 and 2022, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2023	2022	Change
Deferred tax assets
Ordinary:
Policyholder reserves	$91,915	$87,480	$4,435
Deferred acquisition costs	81,074	79,149	1,925
Nonadmitted assets	13	1,340	(1,327)
Compensation and benefits accrual	62	—	62
Accruals not currently deductible	73	360	(287)
Other	799	516	283

	173,936	168,845	5,091
Nonadmitted deferred tax assets	(169,923)	(161,907)	(8,016)

Admitted ordinary deferred tax assets	4,013	6,938	(2,925)

Capital:
Investments	518	1,017	(499)
Other	693	660	33

	1,211	1,677	(466)
Nonadmitted deferred tax assets	(1,211)	(141)	(1,070)

Admitted capital deferred tax assets	—	1,536	(1,536)

Admitted deferred tax assets	4,013	8,474	(4,461)

Deferred tax liabilities
Ordinary:
Policyholder reserves	806	1,210	(404)
Investments	575	970	(395)
Deferred and uncollected premium	2,139	4,352	(2,213)
Other	492	406	86

	4,012	6,938	(2,926)

Capital:
Other	1	1	—

	1	1	—

Total deferred tax liabilities	4,013	6,939	(2,926)

Net admitted deferred tax assets	$—	$1,535	$(1,535)

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2023	2022	Change
Total deferred tax assets	$175,147	$170,522	$4,625
Total deferred tax liabilities	4,013	6,939	(2,926)

Net deferred tax asset	$171,134	$163,583	7,551

Tax effect of unrealized gains			1

Change in net deferred income tax asset			$7,552

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 21% for 2023, 2022 and 2021 to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2023	2022	2021
Pre-tax loss from operations	$(8,695)	$(7,539)	$(18,318)
Pre-tax realized capital (losses) gains before transfer to IMR	(11,628)	(23,062)	2,259

Total pre-tax loss	$(20,323)	$(30,601)	$(16,059)

Provision computed at statutory rate	$(4,268)	$(6,426)	$(3,372)
Amortization of interest maintenance reserve	862	(39)	(682)
Separate accounts dividend received deduction	(539)	(288)	(639)
Ceding commission included in surplus	(100)	(91)	(85)
Nonadmitted assets	1,327	(1,168)	313
Provision to return	(745)	(390)	(296)
Internal Revenue Service (“IRS”) audit adjustment	—	(33)	(38)
Federal tax refund interest	(492)	—	—
Other	—	67	(234)

Total statutory income taxes	$(3,955)	$(8,368)	$(5,033)

Federal income tax expense (benefit)	$5,503	$3,418	$(17,754)
Tax on capital (losses) gains	(1,906)	(4,306)	800
Less: Change in net deferred income tax	(7,552)	(7,480)	11,921

Total statutory income taxes	$(3,955)	$(8,368)	$(5,033)

As of December 31, 2023, the Company did not have any operating loss carryforwards.

There was no aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS code as of December 31, 2023.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The Company’s federal income tax return is consolidated with the following entities, with ZHCA as the parent:

American Guarantee and Liability Insurance Company	Zurich Agency Services, Inc.
American Zurich Insurance Company	Zurich Alternative Asset Management, LLC
Colonial American Casualty & Surety Company	Zurich American Insurance Company
Empire Fire and Marine Insurance Company	Zurich American Insurance Company of Illinois
Empire Indemnity Insurance Company	Zurich American Life Insurance Company
Fidelity & Deposit Company of Maryland	Zurich American Life Insurance Company of New York
Rural Community Insurance Company	Zurich CZI Management Holding, Ltd.
SpearTip, LLC	Zurich E & S Insurance Brokerage, Inc.
Special Insurance Services, Inc.	Zurich F & I Reinsurance T & C Limited
Steadfast Insurance Company	Zurich Global, Ltd.
The Zurich Services Corporation	Zurich Global Investment Management Inc.
Universal Underwriters Insurance Company	Zurich Holding Company of America, Inc.
Universal Underwriters of Texas Insurance Company	Zurich Latin America Corporation
Universal Underwriters Service Corporation	Zurich Realty, Inc.
Vehicle Dealer Solutions, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company joins with its U.S. parent, ZHCA and other affiliates, in filing a consolidated U.S. federal income tax return. The statutes of limitations for all income tax returns through tax year 2019 are closed, and all IRS examinations are closed through tax year 2019. The Company is not currently under any IRS income tax audits.

Corporate Alternative Minimum Tax (“CAMT”), as a part of the Inflation Reduction Act of 2022 effective for calendar year taxpayers January 1, 2023, was enacted on August 16, 2022. The reporting entity is a member of a tax-affiliated group of corporations that files consolidated federal income tax returns which reasonably expects to be an applicable corporation for 2023. The controlled group of corporations, of which the reporting entity is a member, has determined that it does not expect to be liable for CAMT in 2023.

At December 31, 2023, the Company did not have any uncertain tax positions. Based upon existing information, the Company does not anticipate any expected development for uncertain tax positions in the next twelve months.

As of December 31, 2023, the Company has not recognized any amounts for interest or penalties related to uncertain tax positions. However, in the event the Company determines a change in liability is appropriate in the future, interest or penalty related to an uncertain tax position will be recognized as a component of the income tax provision.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

6.	Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established ZALICONY. The carrying value of ZALICONY as of December 31, 2023 and 2022 is $23,686,125 and $22,144,649, respectively. The Company has entered into a related party services agreement with ZALICONY.

On March 28, 2023, the Company received a capital contribution of $12,000,000 from ZHCA. On September 27, 2023, the Company also received a capital contribution of $7,000,000 from ZHCA. An additional capital contribution of $5,000,000 was received by the Company from ZHCA on November 30, 2023.

There were no capital contributions made to the Company in 2022 or 2021.

At December 31, 2023 and 2022, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2023	2022
Zurich Global Employee Benefits Solutions	$570	$424
ZALICONY	56	57
Other related parties	—	2

Receivables from related parties	$626	$483

Zurich American Insurance Company	$(3,305)	$(5,965)
Zurich Global Investment Management Inc.	(429)	(396)
Zurich Benefit Finance LLC	(100)	(125)
ZNA Services, LLC	(36)	(67)
Zurich Services US LLC	—	(14)
The Zurich Services Corporation	—	(5)
Universal Underwriters Insurance Company	(18)	—

Payables to related parties	$(3,888)	$(6,572)

Net payables to related parties	$(3,262)	$(6,089)

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

For the years 2023, 2022 and 2021, the Company incurred the following amounts of expense in association with services, such as administrative services, advisory services, claim services and risk engineering services, provided by related parties:

(in thousands of dollars)	2023	2022	2021
Zurich American Insurance Company	$11,350	$15,154	$15,497
Zurich Global Investment Management Inc.	1,114	1,080	885
Zurich Insurance Group	107	847	847
ZNA Services, LLC	402	786	752
Zurich Benefit Finance LLC	300	325	—
Zurich Investment Services Ltd	269	238	268
Farmers Group, Inc.	184	220	114
Zurich Services US LLC	—	190	183
The Zurich Services Corporation	—	11	—
ZALICONY	(469)	(555)	(759)
Zurich Global Employee Benefit Solutions	(877)	(2,028)	(1,137)

Expenses incurred in association with services provided by related parties	$12,380	$16,268	$16,650

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement, technology support agreement, and license and service agreement with Bancorp and ZBF. Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies. ZBF is appointed to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company. The Company’s license and service agreement with Bancorp and ZBF governs the terms and conditions under which certain technology may be used in the administration of certain private placement variable life insurance policies issued by the Company that includes illustration software license.

The Company has a principal underwriter agreement and service agreements with BFPS. BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities. BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies. BFPS also provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Variable Series I Separate Account) with ZIC.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (“ZGIM”), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has service agreements with its affiliates ZIC, Farmers New World Life (“FNWL”), Zurich American Insurance Company (“ZAIC”), and ZALICONY for each to perform administrative services reasonably necessary in the ordinary course of business.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The Company has an investment advisory service agreement with its affiliate, Zurich Investment Services Ltd. (“ZIS”) and ZGIM, to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (“ZFUS”), for ZFUS to provide management, administrative and general services.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (“ZLIC”), for the Company to provide referral, sales support and other administrative services for ZLIC.

The Company has a service agreement with The Zurich Services Corporation (“ZSC”) pursuant to which the Company receives services from ZSC that may include claim services, risk engineering services, care center services and other services.

The Company has a service agreement with its affiliate, Zurich Services US LLC (“ZSUS”), for ZSUS to provide human resources services, administrative and general services.

The Company has a Multilateral Data Protection Agreement for Data Transfers in Business Systems with ZIG. The agreement governs the handling of personal data sent cross border within the Zurich global organization.

See footnote 8 for the disclosure regarding the Company’s reinsurance activities with affiliates.

7.	Life Reserves

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in aggregate, reserves that are greater than or equal to the minimum required by the Illinois Department of Insurance. The aggregate reserves for life policies and contracts have been computed primarily utilizing the CARVM based on the statutory maximum valuation interest rates and minimum statutory mortality rates which were allowed by state authorities at the time the policies were issued.

Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest multiplied by the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The reconciliation of total actuarial reserves and other liabilities as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023	2022
Policy Liabilities in the General Account
Life insurance	$291,023	$303,842
Accidental death benefits	1	1
Disability - active lives	80	83
Annuities (excluding supplementary contracts)	95,184	100,542
Supplementary contracts with life contingencies	193,796	200,712
Supplemental contracts without life contingencies	4,332	4,230
Miscellaneous reserves	827	927
Claims and benefits payable to policyholders	64,681	82,316

Total general account	649,924	692,653

Policy Liabilities in the Separate Account
Life insurance	11,700,738	12,680,309
Annuities (excluding supplementary contracts)	3,413,462	2,962,931
Supplementary contracts including life contingencies	1,811	1,788
Liability for deposit-type contracts	106	126
Other liabilities	20,534	50,298

Total separate account	15,136,651	15,695,452

Total policy liabilities	$15,786,575	$16,388,105

The Company’s universal life policies with secondary guarantees (“SGUL policies”) in force at December 31, 2023 and 2022, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8D and 8E, which take into account the shadow accounts used for the lapse protection. In addition, a single deterministic projection was run as required in AG38 paragraph 8D, which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins and the asset assumptions include limitations with respect to the particular assets and asset yields.

The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $112,010,000 and $103,760,000 as of December 31, 2023 and 2022, respectively. The Company cedes 100% of this business to ZIC.

The Company implemented principles-based reserving (“PBR”) for variable annuity contracts and certain other policies and contracts under Section 21 of the Valuation Manual (“VM-21”) for all contracts in force. The Company did not elect the 36-month phase-in period option provided in VM-21.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Analysis of General Account Life Actuarial Reserves by Withdrawal Characteristics

Life actuarial reserves by withdrawal characteristics as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)
2023
General Account		Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values or policy loans:
	1. Term policies with cash value	$—	$—	$—
	2. Universal life	270,222	268,970	277,740
	3. Universal life with secondary guarantees	29,735	27,212	111,418
	4. Indexed universal life	680,492	526,006	718,198
	5. Indexed universal life with secondary guarantees	—	—	—
	6. Indexed life	—	—	—
	7. Other permanent cash value life insurance	27,293	27,293	28,858
	8. Variable life	—	—	—
	9. Variable universal life	189,010	189,010	202,150
	10. Miscellaneous reserves	—	—	11,112
B.	Not subject to discretionary withdrawal or no cash values:
	1. Term policies with cash value	—	—	76,514
	2. Accidental death benefits	—	—	1
	3. Disability - active lives	—	—	87
	4. Disability - disabled lives	—	—	182
	5. Miscellaneous reserves	—	—	4,099

C.	Total (gross: direct + assumed)	1,196,752	1,038,491	1,430,359
D.	Reinsurance ceded	944,265	786,004	1,138,428

E.	Total (net) * (C)-(D)	$252,487	$252,487	$291,931

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2023
Separate Account Nonguaranteed		Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values or policy loans:
	1. Term policies with cash value	$—	$—	$—
	2. Universal life	—	—	—
	3. Universal life with secondary guarantees	—	—	—
	4. Indexed universal life	—	—	—
	5. Indexed universal life with secondary guarantees	—	—	—
	6. Indexed life	—	—	—
	7. Other permanent cash value life insurance	—	—	—
	8. Variable life	—	—	—
	9. Variable universal life	11,700,738	11,700,738	11,700,738
	10. Miscellaneous reserves	—	—	—
B.	Not subject to discretionary withdrawal or no cash values:
	1. Term policies with cash value	—	—	—
	2. Accidental death benefits	—	—	—
	3. Disability - active lives	—	—	—
	4. Disability - disabled lives	—	—	—
	5. Miscellaneous reserves	—	—	—

C.	Total (gross: direct + assumed)	11,700,738	11,700,738	11,700,738
D.	Reinsurance ceded	—	—	—

E.	Total (net) * (C)-(D)	$11,700,738	$11,700,738	$11,700,738

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2022
General Account		Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values or policy loans:
	1. Term policies with cash value	$—	$—	$—
	2. Universal life	283,661	282,358	290,133
	3. Universal life with secondary guarantees	31,211	26,571	103,134
	4. Indexed universal life	693,725	562,098	705,547
	5. Indexed universal life with secondary guarantees	—	—	—
	6. Indexed life	—	—	—
	7. Other permanent cash value life insurance	28,156	28,156	29,780
	8. Variable life	—	—	—
	9. Variable universal life	206,861	206,861	210,759
	10. Miscellaneous reserves	—	—	12,154
B.	Not subject to discretionary withdrawal or no cash values:
	1. Term policies with cash value	—	—	79,806
	2. Accidental death benefits	—	—	1
	3. Disability - active lives	—	—	91
	4. Disability - disabled lives	—	—	177
	5. Miscellaneous reserves	—	—	5,896

C.	Total (gross: direct + assumed)	1,243,614	1,106,044	1,437,478
D.	Reinsurance ceded	981,700	844,130	1,132,625

E.	Total (net) * (C)-(D)	$261,914	$261,914	$304,853

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2022
Separate Account Nonguaranteed		Account Value	Cash Value	Reserve
A.	Subject to discretionary withdrawal, surrender values or policy loans:
	1. Term policies with cash value	$—	$—	$—
	2. Universal life	—	—	—
	3. Universal life with secondary guarantees	—	—	—
	4. Indexed universal life	—	—	—
	5. Indexed universal life with secondary guarantees	—	—	—
	6. Indexed life	—	—	—
	7. Other permanent cash value life insurance	—	—	—
	8. Variable life	—	—	—
	9. Variable universal life	12,680,309	12,680,309	12,680,309
	10. Miscellaneous reserves	—	—	—
B.	Not subject to discretionary withdrawal or no cash values:
	1. Term policies with cash value	—	—	—
	2. Accidental death benefits	—	—	—
	3. Disability - active lives	—	—	—
	4. Disability - disabled lives	—	—	—
	5. Miscellaneous reserves	—	—	—

C.	Total (gross: direct + assumed)	12,680,309	12,680,309	12,680,309
D.	Reinsurance ceded	—	—	—

E.	Total (net) * (C)-(D)	$12,680,309	$12,680,309	$12,680,309

The reconciliation of life actuarial reserves by type as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023	2022
Life Actuarial Reserves
Life insurance	$291,023	$303,842
Accidental death benefits	1	1
Disability - active lives	80	83
Miscellaneous reserves	827	927

Total life	$291,931	$304,853

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)
2023 Individual Annuities		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$37,581	$1,800	$—	$39,381	0.97%
	2. At book value less surrender charge of 5% or more	711	—	—	711	0.02%
	3. At fair value	—	—	2,321,773	2,321,773	57.04%

	4. Total with adjustment or at market value (total of 1 through 3)	38,292	1,800	2,321,773	2,361,865	58.03%
	5. At book value without adjustment (minimal or no charge or adjustment)	1,258,645	—	—	1,258,645	30.93%
B.	Not subject to discretionary withdrawal	447,356	—	1,811	449,167	11.04%

C.	Total (gross: direct + assumed)	1,744,293	1,800	2,323,584	4,069,677	100.00%

D.	Reinsurance ceded	1,536,288	—	—	1,536,288

E.	Total (net) * (C)-(D)	$208,005	$1,800	$2,323,584	$2,533,389

	Annuities (excluding supplementary contracts)	$14,209	$1,800	$2,321,773	$2,337,782
	Supplementary contracts with life contingencies	193,796	—	1,811	195,607

	Total (net)	$208,005	$1,800	$2,323,584	$2,533,389

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2023 Group Annuities		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$9,090	$4,287	$—	$13,377	0.97%
	2. At book value less surrender charge of 5% or more	6	—	—	6	0.00%
	3. At fair value	—	—	1,085,602	1,085,602	78.44%

	4. Total with adjustment or at market value (total of 1 through 3)	9,096	4,287	1,085,602	1,098,985	79.41%
	5. At book value without adjustment (minimal or no charge or adjustment)	119,501	—	—	119,501	8.64%
B.	Not subject to discretionary withdrawal	165,330	—	—	165,330	11.95%

C.	Total (gross: direct + assumed)	293,927	4,287	1,085,602	1,383,816	100.00%

D.	Reinsurance ceded	212,952	—	—	212,952

E.	Total (net) * (C)-(D)	$80,975	$4,287	$1,085,602	$1,170,864

	Annuities (excluding supplementary contracts)	$80,975	$4,287	$1,085,602	$1,170,864
	Supplementary contracts with life contingencies	—	—	—	—

	Total (net)	$80,975	$4,287	$1,085,602	$1,170,864

(in thousands of dollars)
2023 Deposit-Type Contracts		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$—	$—	$—	$—	0.00%
	2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
	3. At fair value	—	—	—	—	0.00%

	4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%
	5. At book value without adjustment (minimal or no charge or adjustment)	7,769	—	—	7,769	27.69%
B.	Not subject to discretionary withdrawal	20,184	—	106	20,290	72.31%

C.	Total (gross: direct + assumed)	27,953	—	106	28,059	100.00%

D.	Reinsurance ceded	23,621	—	—	23,621

E.	Total (net) * (C)-(D)	$4,332	$—	$106	$4,438

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2022 Individual Annuities		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$44,444	$1,773	$—	$46,217	1.23%
	2. At book value less surrender charge of 5% or more	1,564	—	—	1,564	0.04%
	3. At fair value	—	—	1,876,869	1,876,869	49.92%

	4. Total with adjustment or at market value (total of 1 through 3)	46,008	1,773	1,876,869	1,924,650	51.19%
	5. At book value without adjustment (minimal or no charge or adjustment)	1,353,116	—	—	1,353,116	35.99%
B.	Not subject to discretionary withdrawal	480,185	—	1,788	481,973	12.82%

C.	Total (gross: direct + assumed)	1,879,309	1,773	1,878,657	3,759,739	100.00%

D.	Reinsurance ceded	1,662,583	—	—	1,662,583

E.	Total (net) * (C)-(D)	$216,726	$1,773	$1,878,657	$2,097,156

	Annuities (excluding supplementary contracts)	$16,014	$1,773	$1,876,869	$1,894,656
	Supplementary contracts with life contingencies	200,712	—	1,788	202,500

	Total (net)	$216,726	$1,773	$1,878,657	$2,097,156

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)
2022 Group Annuities		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$11,293	$4,647	$—	$15,940	1.10%
	2. At book value less surrender charge of 5% or more	84	—	—	84	0.01%
	3. At fair value	—	—	1,079,642	1,079,642	74.61%

	4. Total with adjustment or at market value (total of 1 through 3)	11,377	4,647	1,079,642	1,095,666	75.72%
	5. At book value without adjustment (minimal or no charge or adjustment)	125,937	—	—	125,937	8.70%
B.	Not subject to discretionary withdrawal	225,435	—	—	225,435	15.58%

C.	Total (gross: direct + assumed)	362,749	4,647	1,079,642	1,447,038	100.00%

D.	Reinsurance ceded	278,221	—	—	278,221

E.	Total (net) * (C)-(D)	$84,528	$4,647	$1,079,642	$1,168,817

	Annuities (excluding supplementary contracts)	$84,528	$4,647	$1,079,642	$1,168,817
	Supplementary contracts with life contingencies	—	—	—	—

	Total (net)	$84,528	$4,647	$1,079,642	$1,168,817

(in thousands of dollars)
2022 Deposit-Type Contracts		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$—	$—	$—	$—	0.00%
	2. At book value less surrender charge of 5% or more	—	—	—	—	0.00%
	3. At fair value	—	—	—	—	0.00%

	4. Total with adjustment or at market value (total of 1 through 3)	—	—	—	—	0.00%
	5. At book value without adjustment (minimal or no charge or adjustment)	9,503	—	—	9,503	31.99%
B.	Not subject to discretionary withdrawal	20,077	—	126	20,203	68.01%

C.	Total (gross: direct + assumed)	29,580	—	126	29,706	100.00%

D.	Reinsurance ceded	25,350	—	—	25,350

E.	Total (net) * (C)-(D)	$4,230	$—	$126	$4,356

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits for DESTINATIONS Products at December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held – Net	Total Reinsurance Ceded
Guaranteed retirement income benefit (“GRIB”)
(Waiting period 7, 10 or 15 years)
December 31, 2023	$606,213	$3,255	$186,667
December 31, 2022	$540,496	$7,097	$255,336

The GRIB base is the greatest of account value, greatest anniversary value or net deposits accumulated at 5%. As of December 31, 2023 and 2022, the Company ceded $149,333,000 and $204,269,000 of this business to ZIC, with the remainder ceded to unaffiliated insurance companies.

8.	Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts to affiliate and third party reinsurers. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

There was no reinsurance in unauthorized and certified companies in 2023, 2022 or 2021.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The following is a breakdown of direct, assumed and ceded premiums by major affiliated and unaffiliated insurance companies for the years ended December 31, 2023, 2022 and 2021:

(in thousands of dollars)	2023	2022	2021
Direct and assumed premiums:	$846,916	$1,300,874	$1,247,590
Ceded premiums:
Affiliated insurance companies - ZIC	(133,647)	(176,680)	(197,956)
Unaffiliated insurance companies	(106,308)	(194,575)	(186,837)

Total premiums ceded	(239,955)	(371,255)	(384,793)

Premiums and annuity considerations	$606,961	$929,619	$862,797

Breakdown of ceded premiums for unaffiliated insurance companies:
Aflac	$(60,580)	$(120,191)	$(100,083)
Protective Life	(38,575)	(58,870)	(72,003)
All others	(7,153)	(15,514)	(14,751)

Total unaffiliated insurance companies	$(106,308)	$(194,575)	$(186,837)

As of December 31, 2023, 2022 and 2021, amounts assumed from unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2023	2022	2021
Premiums assumed	$357	$339	$299
Benefits assumed	163	159	169
Reserves assumed	2,178	2,166	2,157

The Company did not assume any amounts from affiliated insurance companies during 2023, 2022 or 2021.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

As of December 31, 2023, 2022 and 2021, amounts associated with reinsurance reserves ceded to affiliated and unaffiliated insurance companies, including the related collateral held for such reserves for life, annuity and disability products were as follows:

(in thousands of dollars)	2023	2022	2021
Reserves ceded as of December 31:
Affiliated insurance companies	$1,247,527	$1,294,273	$1,199,475
Unaffiliated insurance companies	1,810,732	1,959,667	1,978,166

Total reserves ceded	$3,058,259	$3,253,940	$3,177,641

Breakdown of total reserves ceded by liability type:
Individual annuities	$1,536,288	$1,662,583	$1,701,981
Group annuities	212,952	278,221	273,649
Deposit-type contracts	23,621	25,350	29,010
Life contract actuarial reserves	1,138,428	1,132,625	1,049,063
Accident and health	146,970	155,161	123,938

Total reserves ceded	$3,058,259	$3,253,940	$3,177,641

Breakdown of total reserves ceded by key reinsurer:
Affiliated insurance companies - ZIC
Variable universal life liabilities	$782,237	$770,438	$676,768
Variable annuity liabilities	197,624	208,139	227,517
GRIB liabilities	149,333	204,269	192,574
SGUL liabilities	112,010	103,760	96,703
CLP liabilities	6,323	7,667	5,913

Total affiliated insurance companies	$1,247,527	$1,294,273	$1,199,475

Unaffiliated insurance companies:
Protective Life	$1,566,956	$1,688,920	$1,737,183
Fidelity Life Association (“FLA”)	63,128	69,489	72,213
Aflac	141,017	146,205	116,921
All others	39,631	55,053	51,849

Total unaffiliated insurance companies	$1,810,732	$1,959,667	$1,978,166

Collateral held for total reserves ceded:
ZIC Security Trust account	$1,426,861	$1,380,794	$1,294,947
Protective Life Security Trust account	1,658,797	1,630,445	1,710,147
All other third party trust accounts	649	1,311	1,311
All other third party letters of credit	8,757	8,750	8,000

ZIC established a Security Trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. The basis of the valuation of all collateral held is market value.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

The collateral for the GRIB liabilities provided by ZIC, and the related list of assets held for the benefit of ZIC, as of December 31, 2023 and 2022 are as follows:

(in thousands of dollars)
	Variable Annuities Reserve	Total Collateral
2023
Bonds	$149,333	$1,199,969
Equities	—	10,875
Money market	—	16,568
Unconditional letters of credit	—	199,449

Total assets - for the benefit of the cedent	$149,333	$1,426,861

2022
Bonds	$204,269	$1,153,709
Equities	—	8,080
Money market	—	17,055
Unconditional letters of credit	—	201,950

Total assets - for the benefit of the cedent	$204,269	$1,380,794

The face amount of insurance in force associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life insurance in force at December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023	2022
Direct and assumed	$71,786,517	$94,477,048

Ceded to
Affiliated insurance companies	$40,599,781	$52,074,009
Unaffiliated insurance companies	18,402,875	28,616,379

Total ceded	$59,002,656	$80,690,388

As of December 31, 2023, 2022 and 2021, amounts associated with reinsurance benefits ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2023	2022	2021
Benefits ceded to affiliated insurance companies	$130,483	$51,833	$67,090
Benefits ceded to unaffiliated insurance companies	361,701	330,256	352,052

Total benefits ceded	$492,184	$382,089	$419,142

ZIC

On November 17, 2006, and as amended on December 22, 2008, the Company entered into a reinsurance agreement with ZIC (“ZIC Agreement”) to reinsure the net amounts at risk for the GRIB options and other related life and annuity reserves related to the Company’s DESTINATIONS Product for policies issued from May 1, 2000 through February 28, 2003.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its universal life business issued after January 1, 2010. The treaty is retrospective, covering all Independent Financial Advisors (“IFA”) in-force policies from inception.

Further, the Company has several reinsurance agreements with ZIC covering the Company’s individual life and group life, accidental death and disability businesses.

The Company’s affiliated reinsurance transactions with ZIC have all been approved by the Illinois Department of Insurance.

Aflac

On March 19, 2020, an agreement was executed between the Companies, ZHCA, ZIC, Aflac and Aflac NY to sell the Companies’ CLP business. The transaction closed on November 2,2020. Subsequently, the Companies ceded 100% of the in-force net CLP liabilities to Aflac and Aflac NY through reinsurance agreements dated as of Nobember 2, 2020.

Protective Life Insurance Company

Effective September 3, 2003, ZALICO transferred certain of its business, as well as the capital stock of its wholly owned subsidiaries, to a former affiliate, FKLA. In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the Company’s Separate Account. These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One. On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance.

On July 3, 2006, Protective Life purchased Chase Insurance. Effective April 1, 2007, Chase Insurance merged with and into Protective Life.

The initial ceding commission on the coinsurance agreement with Protective Life was $120 million. This initial ceding commission was not transferred to the Company from Protective Life, but rather was withheld from the assets transferred from the Company to Protective Life as part of the transferred coinsurance assets. As of December 31, 2023 and 2022, the remaining balance of the initial ceding commission amounted to $3.4 million and $3.9 million, respectively. The remaining balance of the initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus, are being amortized into operations. Amortization of the initial ceding commission was approximately $477,000, $434,000 and $406,000 for the years ended December 31, 2023, 2022 and 2021, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $269,000, $244,000 and $229,000 for the years ended December 31, 2023, 2022 and 2021, respectively.

As part of the coinsurance agreement with Protective Life, most reinsurance agreements with outside reinsurers were novated to Protective Life as part of the Purchase Agreement. As of December 31, 2023, and 2022, the Company’s separate account assets subject to the coinsurance agreement with Protective Life were approximately $931,973,445 and $829,113,000, respectively.

A Security Trust Account was established for the exclusive benefit of the Company. The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by Protective Life, adjusted on a quarterly basis. Protective Life is required to maintain the Security Trust Account until the Company’s general account statutory reserves of the Reinsured Policies are $400,000,000 or less.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

Fidelity Life Association

As part of the overall Protective Life transaction, the Company also entered into a reinsurance agreement with Fidelity Life Association (“FLA”) related to certain fixed-rate annuity liabilities. FLA is a mutual insurance company which was an affiliate of FKLA.

9.	Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the Illinois Department of Insurance is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the Illinois Department of Insurance. The Company did not pay any dividends in 2023, 2022 or 2021. The Company has no surplus debentures. The Company also has no restrictions on surplus or any stock held by the Company for any special purposes.

10.	Retirement Plans and Other Post Retirement Benefits Plans

The Company’s employees have been participating in a qualified, noncontributory defined benefit pension plan sponsored by ZAIC since 2004.

11.	Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity contract holders and variable life insurance policy holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the Separate Accounts are carried at fair value at December 31, 2023 and 2022.

The Company has marketed non-registered individual and group variable life policies and a series of individual and group variable annuity contracts. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The non-registered products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Certain separate account products have guarantees that are backed by the general accounts. The Company has entered into reinsurance agreements for all of this guaranteed business. At the end of December 31, 2023 and 2022, the general account of the Company had a maximum guarantee for the

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

separate account liabilities of $36.9 billion and $42.5 billion, respectively. To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

(in thousands of dollars)
Risk Charges
2023	$349,694
2022	386,896
2021	326,962
2020	462,893
2019	347,628

As all of the guarantees have been reinsured, the above risk charges have also been ceded.

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2023 and 2022 were as follows:

(in thousands of dollars)	2023
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2023	$—	$100	$—	$612,544	$612,644

Reserves at December 31, 2023 for accounts with assets at:
Fair value	$—	$6,087	$—	$15,130,564	$15,136,651
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,087	$—	$15,130,564	$15,136,651

By withdrawal characteristics:
With market value adjustment	$—	$6,087	$—	$—	$6,087
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	15,130,564	15,130,564
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	6,087	—	15,130,564	15,136,651
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,087	$—	$15,130,564	$15,136,651

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

(in thousands of dollars)	2022
	Indexed	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31, 2022	$—	$40	$—	$926,833	$926,873

Reserves at December 31, 2022 for accounts with assets at:
Fair value	$—	$6,420	$—	$15,689,032	$15,695,452
Amortized cost	—	—	—	—	—

Total reserves	$—	$6,420	$—	$15,689,032	$15,695,452

By withdrawal characteristics:
With market value adjustment	$—	$6,420	$—	$—	$6,420
At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	15,689,032	15,689,032
At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—

Subtotal	—	6,420	—	15,689,032	15,695,452
Not subject to discretionary withdrawal	—	—	—	—	—

	$—	$6,420	$—	$15,689,032	$15,695,452

The following is a reconciliation of net transfers from the Company’s separate accounts for the years ended December 31, 2023, 2022 and 2021:

(in thousands of dollars)	2023	2022	2021
Transfers as reported in the summary of operations of the separate accounts annual statement
Transfers to separate accounts	$713,038	$1,020,466	$985,276
Transfers from separate accounts	(1,636,696)	(232,675)	(259,448)

Net transfers (from) to separate accounts	(923,658)	787,791	725,828
Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(92,238)	(86,097)	(112,382)
Separate accounts trading gain (loss)	(76)	6	5
Transfers required to support benefits	(1,783)	(2,482)	(1,983)
Fee income from premium taxes and other DAC tax charges	3,268	2,764	1,528
Other	99	349	(98)

Net transfers (from) to separate accounts as reported in the statement of operations	$(1,014,388)	$702,331	$612,898

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

12.	Premiums Due and Deferred

Gross due and deferred premiums represent life insurance premiums due to be received from policyholders through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

Due and deferred premiums at December 31, 2023 and 2022 are as follows:

(in thousands of dollars)	2023		2022
	Gross	Net	Gross	Net
Ordinary renewal	$6,046	$5,724	$5,790	$5,492
Group life	2,207	2,207	6,452	6,452
Accident and health	2,263	2,262	8,875	8,875
Nonadmitted assets	—	—	(293)	(293)

	$10,516	$10,193	$20,824	$20,526

13.	Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position.

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Twelve Months Ended December 31, 2023, 2022 and 2021

14.	Reclassifications

As further described below, certain amounts in 2022 and 2021 have been reclassified to conform to the 2023 presentation:

(in thousands of dollars)

Statements of Admitted Assets, Liabilities and Capital and Surplus

Admitted assets:
As reported in 2022:	2022
Guaranty funds receivable or on deposit	$36
Other assets	(385)

$(349)

As reported in 2023 - Other assets:	$(349)

Liabilities:
As reported in 2022:	2022
Transfer for separate accounts due on accrued	$(13)
Other liabilities	12,900

$12,887

As reported in 2023 - Other liabilities:	$12,887

(in thousands of dollars)

Statements of Operations

Income:
As reported in 2022 and 2021:	2022	2021
Separate account losses	$(322)	$(557)
Other income (loss)	(844)	1,296

	$(1,166)	$739

As reported in 2023 - Other income (loss):	$(1,166)	$739

Benefits and expenses:
As reported in 2022 and 2021:	2022	2021
Disability benefits	$23	$105
Annuity benefits	35,716	33,555

	$35,739	$33,660

As reported in 2023 - Annuity and disability benefits:	$35,739	$33,660

15.	Subsequent Events

The Company has evaluated subsequent events through April 25, 2024, the date the financial statements were available to be issued.

Supplemental Financial Information

Zurich American Life Insurance Company

Index to Supplemental Financial Information

December 31, 2023

Report of Independent Auditors on Supplementary Information

The Board of Directors

Zurich American Life Insurance Company

We have audited the statutory-basis financial statements of Zurich American Life Insurance Company (the Company) as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023, and have issued our report thereon dated April 25, 2024, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance on those financial statements. Our audits were performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of assets and liabilities, supplemental summary investment schedule, supplemental investment risk interrogatories, and supplemental schedule of reinsurance disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 25, 2024

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2023

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Life insurance in force - net	2023
Ordinary	$1,339,597,000

Group life	$11,444,264,000

Amount of additional accidental death benefits in force under ordinary policies	$1,948,000

Supplemental contracts in force
Ordinary – not involving life contingencies income payable	$6,388,180

Ordinary – involving life contingencies income payable	$47,953,042

Annuities
Ordinary
Immediate – amount of income payable	$150,723

Deferred – fully paid – account balance	$74,988,469

Deferred – not fully paid – account balance	$3,589,953,350

Group
Amount of income payable	$—

Fully paid – account balance	$—

Not fully paid – account balance	$1,238,693,367

Accident and health premiums in force
Group	$24,587,576

Credit	$—

Other	$8,252

Deposit funds and dividend accumulations
Deposit funds – account balance	$7,769,503

Dividend accumulations – account balance	$—

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2023

Investment income earned	2023
U.S. government bonds	$11,128,187
Other fixed maturities (unaffiliated)	21,613,522
Contract loans	8,903,346
Cash, cash equivalents and short-term investments	5,533,445

Gross investment income	$47,178,500

Fixed Maturities and short-term investments, by NAIC designation and maturity	2023
Fixed Maturities by maturity – statement value
Due within 1 year or less	$59,761,005
Over 1 year through 5 years	464,086,961
Over 5 years through 10 years	222,463,230
Over 10 years through 20 years	58,307,757
Over 20 years	34,222,426

Total by maturity	$838,841,379

Fixed Maturities by NAIC designation– statement value
NAIC – 1	$651,266,258
NAIC – 2	185,846,989
NAIC – 3	1,728,131
NAIC – 4	—
NAIC – 5	—
NAIC – 6	1

Total by NAIC designation	$838,841,379

Total fixed maturities publicly traded	$705,077,673

Total fixed maturities privately traded	$133,763,706

Short-term investments – book value	$12,635,924

Cash on deposit	$(3,411,102)

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2023

The Company’s admitted investment holdings as filed with the 2023 Annual Statement are $1,130,378,230.

	2023
	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
Bonds
U.S. governments	$290,287,019	25%	$290,287,019	25%
All other governments	6,554,784	1	6,554,784	1
U.S. states, territories and possessions, etc. guaranteed	108,678	—	108,678	—
U.S. political subdivisions of states, territories, and possessions, guaranteed	1,675,108	—	1,675,108	—
U.S. special revenue and special assessment obligations, etc., non-guaranteed	56,225,677	5	56,225,677	5
Industrial and miscellaneous	471,354,188	42	471,354,188	42
Hybrid securities	—	—	—	—
Common stock
Parent, subsidiaries and affiliates	23,686,125	2	23,686,125	2
Cash, cash equivalents, and short-term investments
Cash	(3,411,102)	—	(3,411,102)	—
Cash equivalents	54,817,430	5	54,817,430	5
Short-term investments	12,635,924	1	12,635,924	1
Contract loans	216,143,729	19	216,143,729	19
Receivables for securities	300,670	—	300,670	—

Total invested assets	$1,130,378,230	100%	$1,130,378,230	100%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2023

The following is a summary of certain financial data as of December 31, 2023 for purposes of complying with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

Question 1 The Company’s total admitted assets, excluding separate account assets, as filed in the 2023 Annual Statement were $1,275,265,247.

Question 2 The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

	2023
Investments	Amount	Percentage of Total Admitted Assets
Zurich American Life Company of New York	$23,686,125	1.86%
FNCL POOL FM5242/FM5222/FM5214	7,784,116	0.61%
JPMORGAN CHASE & COMPANY	7,193,551	0.56%
WBI ENERGY TRANSMISSION/MDU ENERGY CAPITAL, LLC	6,000,726	0.47%
FEDERAL HOME LOAN BANK	5,583,963	0.44%
FEDERAL FARM CREDIT BANK	5,546,863	0.43%
MORGAN STANLEY	5,408,104	0.42%
ORACLE CORP	5,105,612	0.40%
HEB GROCERY COMPANY LP	5,000,183	0.39%
FANNIE MAE	4,769,782	0.37%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2023

Question 3 The amounts and percentages of the Company’s total admitted assets, excluding separate account assets, held in fixed maturities and preferred stocks by NAIC rating are as follows:

	2023
	Amount	Percentage
Fixed Maturities
NAIC – 1	$651,266,258	51.07%
NAIC – 2	185,846,989	14.57%
NAIC – 3	1,728,131	0.14%
NAIC – 4	—	0.00%
NAIC – 5	—	0.00%
NAIC – 6	1	0.00%

	$838,841,379

Preferred stocks
P/RP-1	$—	0.00%
P/RP-2	—	0.00%
P/RP-3	—	0.00%
P/RP-4	—	0.00%
P/RP-5	—	0.00%
P/RP-6	—	0.00%

	$—

Question 4 The Company holds admitted assets in foreign investments, excluding investments in Canada, of $36,267,490 or 2.84% of total admitted assets, excluding separate account assets.

Question 5 The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	2023
	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$30,860,770	2.42%
Countries rated NAIC – 2	—	0.00%
Countries rated NAIC – 3 or below	5,406,720	0.42%

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2023

Question 6 The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	2023
	Amount	Percentage of Total Admitted Assets
Countries Rated NAIC – 1
Australia	$5,412,189	0.42%
Cayman Islands	5,245,076	0.41%
Countries Rated NAIC – 2 or below
	$—	0.00%
Countries Rated NAIC – 3 or below
Supranational - THE WORLD BANK GROUP	$3,497,873	0.27%
Supranational - ASIAN DEVELOPMENT BANK	960,410	0.08%

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure, as all foreign investments are denominated in US dollars.

Question 10 The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

		2023
NAIC Rating		Amount	Percentage Total Assets
1.F	FEDERATION CENTRES LIMITED	$3,900,021	0.31%
1.A FE	INTL BK RECON & DEVELOP	3,497,873	0.27%
2.B	CORBION NV	3,000,015	0.24%
2.B	INFINEON TECHNOLOGIES AG	2,999,648	0.24%
1.G FE	MITSUBISHI UFJ FIN GRP	1,464,847	0.11%
2.B FE	MIZUHO FINANCIAL GROUP	1,447,218	0.11%
2.B FE	AERCAP IRELAND CAP/GLOBA	1,300,468	0.10%
1.G FE	SUMITOMO MITSUI FINL GRP	1,250,355	0.10%
2.B FE	VODAFONE GROUP PLC	1,012,096	0.08%
1.A FE	ASIAN DEVELOPMENT BANK	960,410	0.08%

Question 11 The Company has $14,676,855 of Canadian investments.

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2023

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

Question 13 The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

	2023
Issuer	Amount	Percentage Total Assets
Zurich American Life Insurance Company of New York	$23,686,125	1.86%

Question 14 The Company’s investments in nonaffiliated, privately placed equity securities, held in cash equivalents, are listed below.

	2023
Fund Manager	Total Invested	Diversified	Nondiversified
FEDERATED HERMES	$26,558,885	$26,558,885	$—
MORGAN STANLEY	9,891,236	9,891,236	—
FIDELITY	8,226,726	8,226,726	—
STATE STREET	5,339,739	5,339,739	—
GOLDMAN SACHS GROUP	4,800,845	4,800,845	—

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

Question 20 is not applicable as the Company does not have any securities lending arrangements.

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2023

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ( ) No (X)

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ( ) No (X)

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes ( ) No (X)

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period[1]	Yes ( ) No (X)		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ( ) No (X)		N/A

[1]

This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Zurich American Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2023

Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under SSAP and as a deposit under US GAAP; or

Yes ( ) No ( ) N/A (X)

(b)	Accounted for that contract as reinsurance under US GAAP and as a deposit under SSAP?

Yes ( ) No ( ) N/A (X)